Exhibit No.

32	Certification Pursuant to Section 18U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officer of Pure Minerals, Inc., a Nevada corporation (the “Company”), does hereby certify that:

The Annual Report of Form 10-K for the year ended September 30, 2010 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 21, 2011	/S/ Nicolas Matossian
Chief Executive Officer and Acting Chief Financial
Officer